UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K


                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  August 25, 1997


                          Commission file number 1-655


                               MAYTAG CORPORATION


A Delaware Corporation        I.R.S. Employer Identification No. 42-0401785


403 West Fourth Street North, Newton, Iowa 50208


Registrant's telephone number:  515-792-7000





                                       N/A
         (Former name or former address, if changed since last report.)























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Item 5.  Other Events

     On August 25, 1997 the Company issued a press release indicating it has agreed to acquire G.S. Blodgett Corporation, a commercial cooking products manufacturer headquartered in Burlington, Vermont. Maytag will pay approximately $93.5 million in cash to purchase all outstanding shares of Blodgett stock and, in addition, will retire all Blodgett debt at closing, currently approximately $49 million. Maytag expects to complete the transaction in the next two months, subject to regulatory approval.

     A copy of the Company's press release issued August 25, 1997 is attached as
Exhibit 99(a) and is incorporated herein by reference.


Item 7.  Financial Statements and Exhibits

(c)Exhibits.

     The exhibits accompanying this report are listed in the accompanying
Exhibit Index.







































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     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                              Maytag Corporation
                                   (Registrant)

                              By:   s/s G. J. Pribanic
                                    G. J. Pribanic
                                    Chief Financial Officer



     August 25, 1997
       (Date)









































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                                  EXHIBIT INDEX

                    The following exhibit is filed herewith.


Exhibit No.    Exhibit

    99(a) Press Release.



















































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